UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

220 Occidental Avenue South

Seattle, Washington 98104-7800

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code:

(206) 539-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	WY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01:	Financial Statements and Exhibits
Signatures
EXHIBIT 104	Cover page interactive data file (embedded within the inline XBRL document).

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b), (c) On February 14, 2025, the board of directors appointed Alex G. Whitney, age 37 and currently the vice president and controller of the company, to serve as the company’s vice president and chief accounting officer, effective February 18, 2025. David Wold, senior vice president and chief financial officer, has been serving as the company’s principal accounting officer since May 17, 2019. Concurrent with Mr. Whitney’s appointment and effective February 18, 2025, Mr. Wold will no longer act in such capacity.

Mr. Whitney joined the company in September 2019 as senior manager, accounting, and has been vice president and controller since May 2022. Prior to joining the company, Mr. Whitney was a senior manager at the accounting firm of KPMG LLP and is a certified public accountant in the State of Washington. For 2024, Mr. Whitney’s compensation arrangements included a base salary of $257,500, an annual cash incentive award target opportunity of 35% of his base salary, total long-term incentive grant date value in the form of restricted stock units of $121,000 and other standard benefits available to employees of the company. Mr. Whitney’s compensation arrangements for 2025 are currently expected to be materially consistent with his 2024 compensation arrangements.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

 (d) Exhibits.

Exhibit No.	Description
104	Cover page interactive data file (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By:	/s/ Kristy T. Harlan
Name:	Kristy T. Harlan
Its:	Senior Vice President, General Counsel and Corporate Secretary

Date: February 21, 2025